Accounts Receivable, Net of Allowance, Contract Assets and Liabilities, and Customer Credit Concentration - Accounts Receivable, Net of Allowance (Details) - USD ($) $ in Thousands	Jul. 02, 2022	Dec. 31, 2021	Dec. 31, 2020
Accounts Receivable, Net of Allowance, Contract Assets and Liabilities, and Customer Credit Concentration
Trade accounts receivable	$ 245,962	$ 207,459	$ 44,419
Contract assets	$ 166,329	132,858	134,311
Total		207,459	178,730
Less: allowance for doubtful accounts		(5,614)	(3,933)
Accounts receivable, net		$ 201,845	$ 174,797